UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. ___)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2010
iCAD, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9341	02-0377419

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, NH	03062

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (603) 882-5200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 5, 2011, iCAD Inc. (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing the December 30, 2010 completion of the acquisition of Xoft, Inc. (“Xoft”). The acquisition was made pursuant to an Agreement and Plan of Merger dated December 15, 2010, by and between the Company, XAC, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Xoft and Jeffrey Bird as the representative of the stockholders of Xoft (“Merger Agreement”). Upon the terms of the Merger Agreement, Xoft was merged with and into the Merger Sub with the Merger Sub surviving the merger (the “Merger”). The Company is now filing this amendment to the Form 8-K to include the financial statements and pro forma financial information described in Item 9.01 below.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired
Xoft, Inc.
For the Years Ended December 31, 2008 and 2009
and Nine Month Periods Ended September 30, 2009 and 2010. (Filed herewith as Exhibit 99.1)
(b)	Pro forma financial information. (Filed herewith as Exhibit 99.2)

Unaudited Pro forma Combined Condensed Balance Sheet as of September 30, 2010	PF1

Unaudited Pro forma Combined Condensed Statement of Operations for the nine months ended September 30, 2010	PF2

Unaudited Pro forma Combined Condensed Statement of Operations for the year ended December 31, 2009	PF3

Notes to Unaudited Pro forma Combined Condensed Financial Information	PF4 – PF5

(c)	Exhibits.

Exhibit 2.1*	Agreement and Plan of Merger dated as of December 15, 2010 by and among iCAD, Inc., XAC, Inc., Xoft, Inc. and Jeffrey Bird as representative of the Xoft, Inc.’s stockholders (1).

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountant.

Exhibit 99.1
Independent auditors report of Xoft, Inc.; Balance sheets as of December 31, 2008 and 2009 and September 30, 2010; Statements of operations for the years ended December 31, 2008 and 2009 and nine months ended September 30, 2009 and 2010; Statements of redeemable convertible preferred stock and stockholders’ deficit for the years ended December 31, 2008 and 2009 and nine months ended September 30, 2010; Statements of cash flows for the years ended December 31, 2008 and 2009 and nine months ended September 30, 2009 and 2010; Notes to financial statements.

Exhibit 99.2
Introduction; Unaudited Pro forma Combined Condensed Balance Sheet as of September 30, 2010; Unaudited Pro forma Combined Condensed Statement of Operations for the year ended December 31, 2009 and nine months ended September 30, 2010; Notes to Unaudited Pro forma Combined Condensed Financial Information.

(1)	Previously filed as an exhibit to Registrant’s Current Report on Form 8-K filed with the SEC on January 5, 2011

*
The Registrant has omitted certain schedules and exhibits pursuant to Item 601(b) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 17, 2011

iCAD, INC.
By:	/s/ Darlene M. Deptula-Hicks
	Name:	Darlene M. Deptula-Hicks
	Title:	Executive Vice President of Finance and Chief Financial Officer, Treasurer